U.S. GLOBAL INVESTORS FUNDS

U.S. Treasury Securities Cash Fund

Investor Class Shares

SUPPLEMENT DATED SEPTEMBER 6, 2013

TO THE SUMMARY PROSPECTUS DATED MAY 1, 2013

At a recent meeting on August 23, 2013, the fund’s Board of Trustees approved a plan to terminate and liquidate the fund. The liquidation is expected to occur on or about December 27, 2013.

On the liquidation date, each remaining shareholder of the fund will receive a liquidating distribution equal to its proportionate interest in the net assets of the fund.

In connection with the liquidation of the fund, the fund may depart from its stated investment objective and policies and hold a significant portion of total assets in cash.

The fund will be closed to new investments (other than reinvestment of dividend distributions) effective after the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange on December 6, 2013. Shareholders may continue to redeem their shares until the liquidation date.